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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MainStreet BankShares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MAINSTREET BANKSHARES, INC.

730 East Church Street, Suite #30

Martinsville, Virginia 24112

Phone (276) 632-8054

Fax (276) 632-8043

Dear Shareholders:

The Directors of MainStreet BankShares, Inc. invite you to attend our 2009 Annual Meeting of Shareholders to be held at The Franklin Center, 50 Claiborne Avenue, Rocky Mount, Virginia, 24151, on Thursday, May 7, 2009 at 2:00 p.m.

The attached Notice of 2009 Annual Meeting and Proxy Statement describes the formal business to be transacted at the Meeting. At the Meeting, shareholders will vote to elect three directors of MainStreet BankShares, Inc.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed proxy. A postage-paid envelope is enclosed for your convenience. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and management of MainStreet BankShares, Inc. appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely, Larry A. Heaton President and Chief Executive Officer

Martinsville, Virginia

April 2, 2009

MAINSTREET BANKSHARES, INC.

730 East Church Street, Suite #30

Martinsville, Virginia 24112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock of MainStreet BankShares, Inc. will be held on Thursday, May 7, 2009, at 2:00 p.m., at The Franklin Center, 50 Claiborne Avenue, Rocky Mount, Virginia, 24151 for the following purposes:

1.	Election of Directors

To elect: three (3) members of Class B directors to serve until the 2012 Annual Meeting of Shareholders, or in the case of each director, until his or her successor is duly elected and qualifies;

2.	Other Business

To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February 26, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors Larry A. Heaton President and Chief Executive Officer

Martinsville, Virginia

April 2, 2009

MAINSTREET BANKSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 7, 2009

GENERAL INFORMATION

This proxy statement is furnished to holders of Common Stock of MainStreet BankShares, Inc. (“BankShares” or “the Company”) in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2009 Annual Meeting of Shareholders of BankShares to be held at The Franklin Center, 50 Claiborne Avenue, Rocky Mount, Virginia, 24151, on Thursday, May 7, 2009, at 2:00 p.m., and at any adjournment thereof. The principal executive offices of BankShares are located at 730 East Church Street, Suite #30, Martinsville, Virginia 24112. The approximate mailing date of this Proxy Statement, the accompanying proxy and the Annual Report to Shareholders (which is not part of BankShares’ soliciting materials) is April 2, 2009. This Proxy Statement and the annual Form 10-K, which is included in your materials, for MainStreet BankShares, Inc. can also be found on the internet at http://www.cfpproxy.com/6043.

The cost of solicitation of proxies will be borne by BankShares. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of BankShares’ stock held in their names. Solicitations will be made only by use of the mail, except that if necessary, officers, directors and employees of BankShares may without additional compensation solicit proxies by telephone or personal contact.

VOTING OF PROXIES

The proxy solicited hereby, if properly signed and returned to BankShares and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no choice is specified and/or no contrary instructions are given on an executed and returned proxy, the proxy will be voted in favor of the nominees listed in Item 1 of the proxy and in the discretion of the proxies on any other matter which may properly come before the Meeting and all adjournments or postponements of the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Corporate Secretary of BankShares (Corporate Secretary, MainStreet BankShares, Inc., 730 East Church Street, Suite #30, Martinsville, Virginia 24112); (ii) submitting a duly executed proxy bearing a later date with the Corporate Secretary of BankShares; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Corporate Secretary notice of his or her intention to vote in person. Presence at the Annual Meeting does not of itself revoke the proxy. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of Common Stock at the close of business on February 26, 2009 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of February 26, 2009, BankShares had 1,713,375 shares of Common Stock outstanding (not including 55,916 unexercised warrants and 154,012 unexercised vested stock options). A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each share of Common Stock is entitled to one vote at the Annual Meeting. For the purpose of determining the presence of a quorum, shares represented on any matter will be counted as present and represented on all matters to be acted upon, including any matter with respect to which the holder of such shares abstains from voting (“abstentions”). Broker non-votes (in which brokers do not vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the Meeting, and will not be included in determining whether a quorum is present.

Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Abstentions and broker non-votes will not be counted toward a nominee’s achievement of a plurality.

Other Matters. Approval of any other matter that properly comes before the Meeting will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker non-votes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote.

ITEM 1—ELECTION OF DIRECTORS

BankShares’ Articles of Incorporation divide the Board of Directors into three classes (A, B and C) as nearly equal in number as possible, with the terms of office of each class ending in successive years. The current term of office of the Class B directors expires at this 2009 Annual Meeting. The terms of office of the Class A and Class C directors will expire in 2011 and 2010, respectively.

Except when consented to by unanimous vote of the other Directors, no person shall stand for election or re-election to the Board who has reached the age of 70 years prior to the date of the regular annual meeting of the shareholders at which an election of directors is held, and no person who has reached the age of 70 years may be elected to fill a vacancy on or as an addition to the Board. There are no directors that may not stand for re-election at the 2009 Annual Meeting of Shareholders due to the age requirement for retirement. At the Annual Meeting, three (3) Directors are to be elected to hold office. If elected, Joseph F. Clark, C. Laine Dalton and Joel R. Shepherd shall become the members of Class B and shall hold office until the 2012 Annual Meeting of Shareholders or until their respective successors are duly elected and qualify. It is the intention of the named proxies, unless otherwise directed, to vote in favor of the election of the three (3) nominees for director named in this paragraph for the terms set out herein.

It is the intention of the current Board of Directors of BankShares, which includes all of the nominees for directorships, to vote for the election of the three (3) nominees for director named in the preceding paragraph for the terms set out therein.

Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting, and for the directors who will continue in office after the Annual Meeting. All of the nominees for election as directors currently serve as directors of BankShares. All nominees for director are independent.

NOMINEES FOR DIRECTOR—CLASS B (TERM EXPIRES 2009)

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since
Joseph F. Clark (46)	President & partial owner of Clark Brothers Company, Inc. Member & partial owner of Highland Park, LLC, Fairview Group, LLC and CBC, LLC. Stuart, Virginia.	7/01

C. Laine Dalton (45)	Vice President, General Manager & partial owner of Dalton Insurance Agency. Stuart, Virginia.	7/01

Joel R. Shepherd (45)

President & partial owner of Virginia Home Furnishings, Inc., Blue Ridge Antique Center, Inc., & 220 Self Storage, Inc. Partial owner of Shepherd Properties, LLC, Orient Bay, LLC, Wirtz Properties, LLC & Lake Marina, LLC. Director of Franklin Community Bank, N.A.

Roanoke, Virginia.

12/02

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES

LISTED ABOVE BE ELECTED AS DIRECTORS OF BANKSHARES

DIRECTORS CONTINUING IN OFFICE

DIRECTORS—CLASS C (TERM EXPIRES 2010)

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since
William L. Cooper, III (55)	Partial owner & President of Cooper Classics, Inc. CEO & partial owner of CWP, Inc. Managing Partner of Grassy Hill Investment. Rocky Mount, Virginia.	2/07

DIRECTORS—CLASS C (TERM EXPIRES 2010), cont.

J. Mac Deekens (61)	Former Plant Manger of Stuart Forest Products. Prior to that he was the Quality Improvement Manager for Hooker Furniture Corporation in Martinsville, Virginia. Stuart, Virginia.	7/01

Danny M. Perdue (63)

Owner of Franklin Shopping Center. Partial owner & President of Redwood Minute Markets, Inc. Owner of of Redwood Petroleum Products, Ferrum Petroleum Products, Franklin Petroleum Products, 604 Petroleum Products & Penhook Petroleum Products. He is a partial owner of First Minute Markets, LLC and Vice President of Perdue Properties, Inc. Director of Franklin Community Bank, N.A.

Rocky Mount, Virginia.

12/02

DIRECTORS—CLASS A (TERM EXPIRES 2011)

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since
Larry A. Heaton (51)

President, CEO and Director of BankShares. Also, President CEO & Chairman of Franklin Community Bank, N.A. since October 2002. Consultant to BankShares (October 2000 to 2002). Senior Vice President/Regional Retail Banking Manager for BB&T (July 1999 to April 2000).

Collinsville, Virginia.

10/02

Michael A. Turner (55)	Partial owner & President of Turner’s Building, Inc. from 1976 to present. Partner in T & J Property Associates, LC From 1985 to present. Director of Franklin Community Bank, N.A. Penhook, Virginia.	12/02

EXECUTIVE OFFICERS

Larry A. Heaton, 51 – President, Chief Executive Officer (April 2006) and Director

Larry A. Heaton is also President, Chief Executive Officer and Chairman of Franklin Community Bank, N.A. (subsidiary of BankShares) since its inception in September 2002. He served as a consultant to BankShares during the formation of the Bank from October 2002 until the Bank opened in September 2002. Mr. Heaton has worked in banking his whole career. Prior to joining BankShares, he was Senior Vice President/Regional Retail Banking Manager with BB&T from July 1999 through April 2000. Prior to that position, he served as President, CEO and Director of the Bank of Ferrum from June 1991 to July 1999. Prior to that, he served in various capacities with Piedmont Trust Bank (affiliate bank to Bank of Ferrum).

Brenda H. Smith, 49 – Executive Vice President, Chief Financial Officer and Corporate Secretary

Brenda H. Smith joined BankShares in August 1999 as Senior Vice President and Chief Financial Officer. Ms. Smith was named Corporate Secretary in November 2001 and was promoted to Executive Vice President in September 2002. From 1995 to 1999, she was Vice President, Corporate Controller and Assistant Secretary of MainStreet Financial Corporation, a $2 billion multi-bank holding company headquartered in Martinsville, Virginia. From 1988 to 1995, she was Accounting Officer for Piedmont Trust Bank, a subsidiary of MainStreet Financial Corporation.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Principal Shareholders

The following table sets forth as of February 28, 2009 certain information regarding those persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who BankShares knows were the beneficial owners of 5% or more of the outstanding shares of BankShares’ Common Stock including vested warrants and options:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)		Percent of Class (%)
Common Stock	TCF Financial Corporation, Inc. 200 East Lake Street, Wayzata, MN 55391	149,539		7.8

Common Stock	Larry A. Heaton P. O. Box 397, Collinsville, VA 24078	127,128	(1)	6.6

Common Stock	Joel R. Shepherd 2320 Maiden Lane, Roanoke, VA 24015	114,355		5.9

(1)	Includes 55,368 shares that may be acquired through the 2004 Key Employee Stock Option Plan upon exercise of 55,368 stock options that are fully vested.

Management

The following table sets forth as of February 28, 2009 the beneficial ownership of BankShares’ Common Stock by all (1) directors, (2) named executive officers and (3) directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and investment power with respect to all shares beneficially owned by such person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership				Percent of Class (%)
		Sole Voting & Investment Power (#)	Other (1) (#)		Aggregate Total (#)
Common Stock	Joseph F. Clark Stuart, Virginia	6,160	—		6,160.3

Common Stock	William L. Cooper, III Rocky Mount, Virginia	440	660	(2)	1,100.1

Common Stock	C. Laine Dalton Stuart, Virginia	5,097	1,100	(3)	6,197.3

Common Stock	J. Mac Deekens Stuart, Virginia	5,500	—		5,500.3

Common Stock	Larry A. Heaton Collinsville, Virginia	71,760	55,368	(4)	127,128	6.6

Common Stock	Danny M. Perdue Rocky Mount, Virginia	48,189	—		48,189	2.5

Common Stock	Joel R. Shepherd Roanoke, Virginia	114,355	—		114,355	5.9

Common Stock	Brenda H. Smith Martinsville, Virginia	440	43,637	(5)	44,077	2.3

Common Stock	Michael A. Turner Penhook, Virginia	34,223	11,000	(6)	45,223	2.4

Common Stock	Directors and Officers as a Group (9 persons)	286,164	111,765		397,929	20.7

(1)	Includes shares owned by relatives and in certain trust relationships, which shares may be deemed to be beneficially owned under rules and regulations of the Securities and Exchange Commission. The inclusion of these shares does not constitute an admission of beneficial ownership.
(2)	Includes 660 shares that the director is custodian for his children.
(3)	Includes 1,100 shares owned by Dalton Insurance Agency, an insurance agency of which the director is a partial owner.
(4)	Includes 55,368 shares that may be acquired through the 2004 Key Employee Stock Option Plan upon exercise of 55,368 stock options that are fully vested.
(5)	Includes 43,637 shares that may be acquired through the 2004 Key Employee Stock Option plan upon exercise of 43,637 stock options that are fully vested.
(6)	Includes 11,000 shares owned by his spouse.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that BankShares’ directors and executive officers, and persons who own more than 10% of a registered class of BankShares’ equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of BankShares. The same persons are also required by Securities and Exchange Commission regulation to furnish BankShares with copies of all Section 16(a) forms that they file. To BankShares’ knowledge, based solely on BankShares’ review of the copies of such reports furnished to it or written representations from certain reporting persons that they have complied with the relevant filing requirements, during the year ended December 31, 2008 and December 31, 2007, all Section 16(a) filing requirements applicable to the BankShares’ executive officers, directors and more than 10% shareholders were complied with.

MEETINGS AND COMMITTEES

The Board of Directors held 13 meetings during 2008. In 2008, the Audit/Compliance Committee of the Board met 4 times, the Executive Committee did not meet, the Human Resources Committee met 2 times and the Nominating Committee did not meet. During 2008, each director attended more than 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which the director was on the Board and (ii) the total number of meetings held by all committees of the Board for which each director was a member, with the exception of C. Laine Dalton.

Committees of the Board

The Board of Directors has a standing Audit/Compliance Committee, Executive Committee, Human Resources Committee, and Nominating Committee.

Audit/Compliance Committee

The Audit/Compliance Committee is a separately designated, standing committee of the Board of Directors. It assists the Board of Directors in fulfilling its fiduciary responsibilities relating to BankShares’ corporate accounting and reporting practices and legal compliance. The Audit/Compliance Committee is responsible for the appointment of the firm to be employed as its registered independent accountants to audit BankShares’ consolidated financial statements. The Audit/Compliance Committee reviews and approves the fees, scope, purpose and type of audit services to be performed by the internal and external auditors; reviews the activities and findings of the internal and external auditors to determine the effectiveness of the audit function; reviews procedures for ensuring compliance with BankShares’ policies on conflict of interest; and renders regular reports to the Board of Directors on its activities and findings. The Audit/Compliance Committee is responsible for ensuring that standards of ethical behavior and proper compliance programs are established and maintained throughout BankShares. The Audit/Compliance Committee oversees BankShares’ internal control procedures. The Audit/Compliance Committee also has the responsibility for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters.

The Audit/Compliance Committee consists of five members. The Board of Directors has determined that each of the five members is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards.

The Audit/Compliance Committee consists of C. Laine Dalton, J. Mac Deekens, Danny M. Perdue, Joel R. Shepherd (Chairman) and Michael A. Turner. The Audit/Compliance Committee met 4 times in 2008.

The Board has adopted for the Audit/Compliance Committee a written charter which is reviewed annually and is included in Appendix A to this 2009 Proxy Statement.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

Executive Committee

The Executive Committee has all powers of the full Board not prohibited to it under the Virginia Stock Corporation Act and will be called to meet in the event of emergencies or when action of the Board of Directors is necessary between meetings and it is not possible or practicable to call a special meeting.

The Executive Committee consists of Joseph F. Clark, Larry A. Heaton (Chairman), Danny M. Perdue and Joel R. Shepherd. The Executive Committee did not meet during 2008.

Human Resources Committee

The Human Resources Committee is a separately designated, standing committee of the Board of Directors. It is responsible for overseeing the compensation structure of BankShares. The Committee reviews the performance and establishes the compensation of the CEO and reviews and approves the performance review and compensation of other BankShares’ executive officers upon recommendation of the CEO. See Report of Human Resources Committee.

The Committee also administers the MainStreet BankShares, Inc. 2004 Key Employee Stock Option Plan which expired in January 2009.

The Human Resources Committee consists of William L. Cooper, III, C. Laine Dalton (Chairman), J. Mac Deekens and Michael A. Turner. The Human Resources Committee met 2 times in 2008.

The Human Resources Committee approved a charter in October 2006 which was ratified by the entire Board of Directors at its November 2006 board meeting. The charter was included in the 2007 Proxy Statement. There have been no material changes since its origination.

Nominating Committee

BankShares formed a standing Nominating Committee in 2006. BankShares is a relatively young corporation and most directors are among the early board members and the original organizers of BankShares’ subsidiary bank, Franklin Community Bank, N.A. Moreover there has been no perceived need to expand the number of directors. Therefore, there has been no formal process developed for identifying additional director nominees and it is done on an as needed basis. We believe that this is adequate for a small community financial company and institution. We believe the Nominating Committee is capable of evaluating the qualifications of proposed director nominees and of determining the need for additional directors. One of the two present members of the Nominating Committee is independent as defined in Rule 4200(a) (15) of the National Association of Securities Dealers, Inc. (“NASD”) listing standards. Mr. Heaton is the non independent director who serves on this Committee. The Nominating Committee will consider Director nominees recommended by shareholders. All candidates including those recommended by shareholders generally should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, and able to represent the short-term and long-term interests of the Company and all shareholders and not merely those of any special interest group. Candidates should also possess high integrity, exceptional ability and judgment, and knowledge of the financial services industry. Candidates should also be able to promote the Bank or Company. Shareholders wishing to suggest candidate(s) for consideration at the 2010 Annual Meeting of Shareholders should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph entitled “SUBMISSION OF SHAREHOLDER PROPOSALS” in this Proxy Statement. Shareholder proposals for director nominees should also include the following for the proposed director: name, age, and principal occupation for the past five years, any current directorships held on public companies, number of shares of BankShares stock owned, and a statement from the prospective nominee agreeing to the nomination. All nominees, whether proposed by a shareholder or other, will be evaluated based on the same criteria. The Nominating Committee does not have a charter. The Nominating Committee currently consists of Larry A. Heaton and Joel R. Shepherd.

COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table presents information relating to the compensation of the Chief Executive Officer, Chief Financial Officer, and Named Executive Officers for the fiscal years ended December 31, 2008 and 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus($)	Option Awards ($) (1)	Non-Equity Incentive Plan Comp. ($)	All Other Comp. ($)	Total ($)
Larry A. Heaton President, CEO & Director President/CEO/Chairman Franklin Community Bank, N. A.	2008	220,225	—	—	—	96,947	317,172
	2007	206,518	—	32,516	57,757	81,512	378,303

Brenda H. Smith Executive VP, CFO and Corporate Secretary	2008	111,568	—	—	—	42,655	154,223
	2007	106,017	—	21,677	24,472	31,525	183,691

(1)	Please note the pricing of the stock options is discussed in the Compensation Narrative following this table.

Summary of all Other Compensation

Name and Principal Position	Year	401-K Match($)	Life Insurance($)	SERP ($)	Other ($)	Total ($)
Larry A. Heaton President, CEO & Director President/CEO/Chairman Franklin Community Bank, N. A.	2008	9,486	1,703	84,679	1,079	96,947
	2007	9,800	1,541	70,078	93	81,512

Brenda H. Smith Executive VP, CFO and Corporate Secretary	2008	5,025	679	35,779	1,172	42,655
	2007	4,727	778	25,926	94	31,525

Compensation Narrative

Employment Agreements

BankShares and Franklin Community Bank, N.A. have an employment agreement with Larry A. Heaton. The agreement has a rolling one-year term that unless terminated at least 90 days prior to each anniversary date, is extended automatically for an additional one year. If Mr. Heaton’s employment is terminated without cause the Company is obligated to pay Mr. Heaton a lump sum payment equal to: (a) the present value of the total base salary in effect at the time of termination through the remaining term of employment and (b) the present value of Company’s cost of all welfare and pension benefits then being provided to Mr. Heaton calculated as if he continued in employment through the remaining term of employment and (c) any incentive benefits accrued as of the date of termination. If Mr. Heaton’s employment is terminated for cause or he voluntarily terminates employment, Mr. Heaton will receive his full base salary through the date of termination. Upon a change of control, Mr. Heaton may choose either of the following: (a) to enter into a replacement employment agreement mutually satisfactory to him and the company acquiring control which shall replace in full the subject employment agreement or (b) to resign his employment, terminate the employment agreement and, subject to certain limitations, receive as severance benefits the continuation for the 36 months immediately following such written notice his salary and benefits excluding any non-accrued incentives. The agreement provides for a non competition obligation within a 25 mile radius of the main office of Franklin Bank for one year after termination of employment or during any longer period in which he is receiving severance benefits after a change of control.

BankShares has an employment agreement with Brenda H. Smith that provides for her employment as Executive Vice President and Chief Financial Officer of MainStreet BankShares, Inc. The agreement has a rolling three-year term that unless terminated at least 90 days prior to each anniversary date, is extended automatically for an additional one year. If Ms. Smith’s employment is terminated without cause BankShares is obligated to pay Ms. Smith a lump sum payment equal to: (a) the present value of the total base salary in effect at the time of termination through the remaining term of employment and (b) the present value of BankShares’ cost of all welfare and pension benefits then being provided to Ms. Smith calculated as if she continued in employment through the remaining term of employment and (c) any incentive benefits accrued as of the date of termination. If Ms. Smith’s employment is terminated for cause or she voluntarily terminates employment, Ms. Smith will receive her full base salary through the date of termination. Upon a change of control, Ms. Smith may choose either of the following: (a) to enter into a replacement employment agreement mutually satisfactory to her and the company acquiring control which shall replace in full the subject employment agreement or (b) to resign her employment, terminate the employment agreement and, subject to certain limitations, receive as severance benefits the continuation for the 24 months immediately following such written notice her salary and benefits excluding any non-accrued incentives.

Stock Options/Warrants

There were no stock option grants during 2008. In 2007, Mr. Heaton was granted 5,796 stock options and Ms. Smith was granted 3,864 stock options under the 2004 Key Employee Stock Option Plan (the “Plan”). These stock options vest over a three-year period in equal installments on November 14, 2008, 2009, and 2010 and have an expiration date of November 14, 2017. Vesting is solely conditioned on the named executive remaining an employee until the end of each vesting period. The per share weighted average fair value of stock options granted during 2007 was $5.61 on the date of grant utilizing the Black-Scholes option-pricing model with the following assumptions:

2007 Grants
Risk-free interest rate	4.61%
Expected life of options and warrants	6.5 years
Expected volatility of stock price	26%
Expected dividend yield	0%

Expected volatilities are based on the historical volatility of MainStreet’s stock. The risk-free interest rate for the period within the contractual life of the option is based upon the ten year Treasury rate at the date of the grant. Please refer to Footnote #14 of the Consolidated Financial Statements for complete discussion and disclosure of the Company’s stock options.

Option Awards

Outstanding Equity Awards at Fiscal Year-End

Name	No. of Securities Underlying Unexercised Options (#) Exercisable		No. of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Larry A. Heaton President, CEO & Director & President /CEO Franklin Community Bank, N.A.	41,170		—		—	12.09	12/01/2015
	8,233		—		—	12.09	12/19/2015
	4,033	(1)	2,017	(1)	—	16.75	12/20/2016
	1,932	(2)	3,864	(2)	—	15.00	11/14/2017

Brenda H. Smith Executive VP, CFO and Corporate Secretary	32,999		—		—	12.09	12/01/2015
	6,600		—		—	12.09	12/19/2015
	2,750	(1)	1,375	(1)	—	16.75	12/20/2016
	1,288	(2)	2,576	(2)		15.00	11/14/2017

(1)	These stock options were granted to the named executives in 2006 and vest over a three-year period which began December 20, 2007. Larry A. Heaton has 2,016 stock options that vested on December 20, 2007, 2,017 stock options that vested on December 20, 2008, and 2,017 that will vest on December 20, 2009. Brenda H. Smith has 1,375 stock options which vested on December 20, 2007 and 2008, respectively and 1,375 that will vest on December 20, 2009. In each case, Mr. Heaton and Ms. Smith must be employed by the Company at the end of each vesting period.
(2)	These stock options were granted to the named executives in 2007 and vest over a three-year period which began November 14, 2008. Larry A. Heaton has 1,932 stock options that vested November 14, 2008 and 1,932 stock options that will vest on November 14, 2009, and 2010, respectively. Brenda H. Smith has 1,288 stock options which vested on November 14, 2008 and 1,288 that will vest on November 14, 2009 and 2010, respectively. In each case, Mr. Heaton and Ms. Smith must be employed by the Company at the end of each vesting period.

Non Equity Incentive Plan

Mr. Heaton participated in an incentive plan during 2008 and 2007. His incentive opportunity was based on 25% of his salary based on defined performance objectives (return on assets, return on equity, net income and efficiency ratio) in comparison to budget with a minimum payout of 85% in 2008 and 80% in 2007 and a maximum payout of 125% in both years of the 25% of base salary. The payout was semi-annual in July 2008 and July 2007, respectively, and January 2008 and January 2009, respectively, if minimum targets were met. The entire payout for 2007 was fully earned in the respective year and is included in the compensation table for that year even though part was actually paid in the next year. There was no payout for 2008 in July 2008 or January 2009 because the incentive objectives were not met. Ms. Smith participated in an incentive plan during 2008 and 2007 based on 20% of her salary which was based on defined performance objectives with the most important objective being consolidated net income in comparison to budget. Other factors such as minimum, maximum and payouts are the same as for Mr. Heaton. There was no payout to Ms. Smith for the 2008 incentive plan year due to the performance of the Company and the payout for 2007 was the same as for Mr. Heaton’s. The incentive program continues for 2009 for Mr. Heaton and Ms. Smith.

SERP

BankShares instituted a Supplemental Retirement Plan (“SERP”) for Mr. Heaton and Ms. Smith. The funding mechanism for the SERP is Bank Owned Life Insurance (“BOLI”) policies on the lives of the two named executives. Because of the tax advantages of the life insurance policies, the SERP and the BOLI are designed to be profit-neutral to BankShares. The SERP is designed to provide 65% of final average five years base salary less BankShares’ social security contribution. The SERP also has a vesting schedule based on years of service. The SERP has certain provisions for early retirement, death benefits and disability. Normal retirement age under the SERP is 65. The SERP would become 100% vested in the event of a change in control. The weighted average assumed discount rate utilized was 6.25% and the assumed rate of annual compensation increases was 4.50%. Please refer to Footnote #12 to the Consolidated Financial Statements for full disclosure of the SERP.

401-K Plan

MainStreet BankShares, Inc. offers a 401-K plan which provides for contributions by employees. The Company provides a matching contribution of 100% for the first 3% contributed by the employee, and an additional 50% for each of the next 2% contributed by the employee for a maximum of 4% based on contributions. Mr. Heaton and Ms. Smith participate in the plan.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Joseph F. Clark	3,900	—		3,900

C. Laine Dalton	4,950	—		4,950

William L. Cooper, III	4,200	—		4,200

J. Mac Deekens	4,950	—		4,950

Morton W. Lester (retired)	600	331	(1)	931

Danny M. Perdue	4,650	—		4,650

Joel R. Shepherd	4,650	—		4,650

Michael A. Turner	4,950	—		4,950

(1) Mr. Lester retired in 2008 and received a chair with MainStreet’s name on it for his home office.

The Board of Directors were paid $300 for each board meeting and $150 for each committee meeting they attended during 2008. There were no retainers paid. Mr. Heaton is not paid director fees for being a board member.

Director Independence

The list of director nominees and continuing directors can be found in the first section of this Proxy Statement in Information Concerning Directors and Nominees. MainStreet applies the definition of independent director as defined by NASD Rule 4200 (a)(15). In accordance with this guidance, all directors of MainStreet would be considered independent with the exception of Larry A. Heaton, BankShares’ President and Chief Executive Officer.

COMMITTEE REPORTS

Report of the Audit/Compliance Committee

The Audit/Compliance Committee’s Report to the shareholders, which follows, was approved and adopted by the Committee on February 25, 2009 and by the Board of Directors on March 18, 2009.

The Audit/Compliance Committee has reviewed and discussed with management the audited financial statements. The Audit/Compliance Committee has discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard AU Section 380 – “Communication with Audit Committees”, and Rule 2-07 of Regulation S-X promulgated by the SEC, as modified or supplemented, including their judgments about the quality, not just the acceptability, of the Company’s accounting principles and underlying estimates in the Company’s consolidated financial statements; all critical accounting policies and practices to be used; all alternative treatments within generally accepted accounting principles for policies and practices related to material terms that have been discussed with management of the Company; and other material written communication between the independent accountants and management of the Company, such as any management letter or schedule of unadjusted differences. In addition, the Audit/Compliance Committee had received from the independent auditors the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit/Compliance Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the reviews and discussions described above, the Audit/Compliance Committee recommended to the Board of Directors that the audited financial statements be included in BankShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be included, the Audit/Compliance Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements. The auditing firm for BankShares for the years ended December 31, 2008 and 2007 was Yount, Hyde & Barbour, P.C. located in Winchester, Virginia. A representative from Yount, Hyde & Barbour, P.C. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to questions posed by the shareholders. Yount, Hyde & Barbour, P.C. will be the auditors for BankShares in 2009.

Under the terms of its charter, the Audit Committee must preapprove all auditing services and permitted non-audit services (including the fees and terms of such services) to be performed for BankShares by its independent auditor, subject to a de minimis exception for non-audit services which are approved by the Audit Committee prior to the completion of the audit and otherwise in accordance with the terms of applicable SEC rules. To qualify for the de minimis exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than 5% of the total amount of revenues billed to BankShares from its independent auditors during the fiscal year in which the services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the committee to whom authority to grant such approval has been delegated by the Audit Committee. The following are fees for professional services provided to BankShares by Yount, Hyde & Barbour, P.C. for the fiscal years ended December 31, 2008 and 2007, respectively:

	2008	2007
Audit fees	$55,500	$52,000
Audit-related fees	6,005	2,875
Tax fees	6,200	5,900
All other fees	—	—

Total fees	$67,705	$60,775

Audit fees consist of audit and review services, consents, and review of documents filed with the SEC. Audit-related fees consist of research and consultation concerning financial accounting and reporting standards. Tax fees consist of preparation of federal and state income tax returns and consultation regarding tax compliance issues. The Audit/Compliance Committee gave prior approval for all Audit Related Fees and Tax Fees and believes that the independent auditor’s provision of the Audit Related and Tax services to BankShares is compatible with the maintenance of the auditor’s independence.

We are a relatively small and young corporation located outside of a major metropolitan area. We do not have a board director who qualifies as a “financial expert” (as defined by the Sarbanes Oxley Act of 2002) on the Audit/Compliance Committee. Because of our size and location, we have not actively pursued a financial expert and there is no certainty that one could be found. We believe that the members of the Audit Committee have sufficient financial experience to enable them to provide effective oversight given BankShares’ size and structure.

Submitted by the members of the Audit/Compliance Committee:

Joel R. Shepherd (Chairman), C. Laine Dalton, J. Mac Deekens, Danny M. Perdue and Michael A. Turner.

Report of the Human Resources Committee

The following is a report from the Human Resources Committee describing the policies pursuant to which compensation was paid to executive officers of BankShares during 2008.

The Human Resources Committee is composed of four independent directors and has responsibility for reviewing the performance and establishing the compensation of the CEO, and reviewing and approving the performance review and compensation of the remaining BankShares’ executive officers upon recommendation and informational input by the CEO. The Committee may not delegate its authority.

Pursuant to this authority the Human Resources Committee fixed and approved the 2008 and 2007 compensation paid to Mr. Heaton and approved the 2008 and 2007 performance review and compensation recommended for Ms. Smith by Larry A. Heaton.

Compensation Program Components: BankShares’ compensation programs have been established with the primary objectives of maintaining and providing pay levels and incentive opportunities that are competitive and reflect the performance of BankShares and its subsidiary bank. The primary components of year 2008 compensation for Larry A. Heaton and Brenda H. Smith were base salary, 401-K match, an incentive program based on specific performance criteria, stock option grants and the SERP. Due to the performance of the Company in 2008, there was no payout of the incentive program and there were no stock options granted.

Salary: The base salary parameters were established through comparisons with organizations of similar size and complexity to BankShares. Compensation levels were set with the objective of ensuring that executive officer base salaries, when considered as a part of total compensation, were adequate and competitive with the peer group of BankShares and its subsidiary bank, based on asset size. For these purposes, the Committee utilized the Virginia Bankers Association Salary, Benefits and Director Compensation Survey and the SNL Financial 2008 and 2007 Executive Compensation Salary Review.

Stock Options: Mr. Heaton and Ms. Smith were granted 5,796 and 3,864 stock options, respectively, in 2007 under the 2004 Key Employee Stock Option Plan. See the Compensation Narrative for information regarding vesting and expiration dates for all options. Vesting is solely conditioned on the named executive remaining an employee until the end of each vesting period. Mr. Heaton made a recommendation to the Human Resources Committee concerning the stock options to be issued under the Plan which expired in January 2009. In 2007, 14,160 stock options were recommended to the Committee to be granted in 2007 to various management employees including the named executive officers. The number of options granted to Mr. Heaton and Ms. Smith were deemed an appropriate level based on industry research utilizing the Virginia Bankers Association Salary, Benefits and Director Compensation Survey and the SNL Financial 2007 Executive Compensation Salary Review. They were also reviewed with a comparison to the percentage of compensation for comparable companies.

Submitted by the members of the Human Resources Committee: C. Laine Dalton (Chairman), William L. Cooper, III, J. Mac Deekens, and Michael A. Turner.

Report of the Nominating Committee

The Nominating Committee was formed in 2006 and was composed of three members. One of the members, Morton W. Lester retired from BankShares’ Board of Directors at the 2008 Annual Meeting. This committee did not meet in 2006, but met one time in early 2007 to discuss, review and recommend Mr. Cooper to fill a vacant seat on the Board of Directors. Mr. Cooper was elected by the Board at its February 2007 meeting as a member of BankShares’ Board of Directors and was included in the Corporation’s 2007 Proxy Statement as a nominee for re-election for a full term and was elected as such.

Submitted by members of the Nominating Committee: Larry A. Heaton and Joel R. Shepherd.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS

The Board of Directors recognizes that attendance by directors at annual meetings of the Company’s shareholders benefits BankShares by giving directors an opportunity to meet, talk with and hear the suggestions or concerns of shareholders who attend those meetings, and by giving those shareholders access to BankShares’ directors that they may not have at any other time during the year. The Board of Directors recognizes that directors have their own business interests and are not full-time employees of the Company, and that the Company cannot compel attendance by directors at annual meetings. However, it is the policy of the Board of Directors that directors be strongly encouraged to attend each Annual Meeting of Shareholders. At the 2008 Annual Meeting of Shareholders all of the nine directors were in attendance.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has adopted a policy for shareholders to communicate with directors. Shareholders of BankShares are encouraged to communicate with the full board, or with individual directors, regarding their suggestions, concerns, complaints and other matters pertinent to BankShares’ business. Shareholders should send their communication in writing to the Corporate Secretary, indicating whether it is intended for the Board as a whole, for the Chairman of a committee of the Board, or for one or more individual members of the Board. The Corporate Secretary will review all written communications (unless marked conspicuously “CONFIDENTIAL”) and forward them to the director or directors for whom they appear to be intended. Confidential communications, so marked, will not be opened but will be submitted to the named addressee unopened.

TRANSACTIONS WITH RELATED PERSONS

BankShares’ Officers and Directors, and other corporations, business organizations, and persons with which some of BankShares’ Officers and Directors are associated, customarily have banking transactions with the Bank. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features. None of such loans are classified as nonaccrual, past due, restructured or potential problem. All outstanding loans to Executive Officers and Directors and their associates are current as to principal and interest. Franklin Community Bank, N. A., a subsidiary of MainStreet BankShares, Inc. leases its main office in Rocky Mount, Virginia, its Westlake office and its 220 North office. The owners of the buildings are directors of Franklin Bank. The leases were made on market terms for those comparable at the time of the transaction. Please refer to Footnotes #5 and #13 of the consolidated financial statements.

CODE OF ETHICS

BankShares has adopted a Code of Ethics for all of its employees including its Chief Executive Officer and its Chief Accounting Officer. A copy of the Code of Ethics may be obtained by writing to Brenda H. Smith, Executive Vice President, 730 East Church Street, Suite #30, Martinsville, Virginia 24112.

SUBMISSION OF SHAREHOLDER PROPOSALS

Submission of Shareholder Proposals for Inclusion in BankShares Proxy Statement and Form of Proxy for 2010 Annual Meeting

Proposals of shareholders intended to be presented at the 2010 Annual Meeting of Shareholders of BankShares must be received by BankShares not later than December 3, 2009 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, in order to be included in the proxy statement and form of proxy relating to such Annual Meeting. Such proposals, including shareholder nominations of candidates for election as BankShares directors, should be sent to the Corporate Secretary, Brenda H. Smith, at BankShares’ principal office at 730 East Church Street, Suite #30, Martinsville, Virginia 24112 by certified mail, return receipt requested. Any proposal that is received by BankShares after December 3, 2009, will be considered untimely for inclusion in the proxy statement and form of proxy for the 2010 Annual Meeting.

Submission of Other Shareholder Proposals

BankShares’ Bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting, a shareholder must give timely notice in writing to the President of the Company. To be timely, a shareholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of BankShares not less than sixty days nor more than ninety days prior to the meeting; provided, however, in the event that less than seventy days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting or such public disclosure was made. Notice shall be deemed to have been given more than seventy days in advance of an annual meeting of shareholders if the annual meeting is called on the third Thursday of April of the year (or if such date falls on a legal holiday, the next business day) without regard to when public disclosure thereof is made. Notice of actions to be brought before a meeting shall set forth, as to each matter the shareholder proposes to bring before the meeting: a brief description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting; and as to the shareholder giving the notice, (i) the name and address, as they appear on BankShares’ books, of such shareholder, (ii) the classes and number of shares of BankShares’ which are owned of record and beneficially by such shareholder, and (iii) any material interest of such shareholder in such business other than his interest as a shareholder of BankShares.

2008 ANNUAL REPORT

BankShares’ 2008 Annual Report and Form 10-K, which includes audited consolidated balance sheets as of December 31, 2008 and December 31, 2007, consolidated statements of income, changes in shareholders’ equity and cash flows for the years ending December 31, 2008 and December 31, 2007 along with the related footnotes is being mailed with this Proxy Statement to shareholders of record as of the close of business on February 26, 2009.

ITEM 2—OTHER BUSINESS

The Board of Directors does not know of any matters which may be presented for consideration at the Meeting other than those specifically set forth in the Notice of Annual Meeting. However, in the event that any other matters are properly presented for action at the Meeting or any adjournment thereof, it is the intention of the proxy holders named in the enclosed Proxy to take such action as shall be in accordance with their best judgment with respect to such matters.

Shareholders are urged to complete, sign, date and return promptly the enclosed proxy. Your prompt response and cooperation is appreciated.

By Order of the Board of Directors

Larry A. Heaton
President and Chief Executive Officer

Dated: April 2, 2009

APPENDIX A

MAINSTREET BANKSHARES, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of MainStreet BankShares, Inc. (the “Company” or “BankShares”) to assist the Board in monitoring (1) the integrity of the financial reporting processes and internal controls of the Company and its subsidiaries, (2) the compliance by the Company and its subsidiaries with legal and regulatory requirements related to the production of timely and accurate financial reports, (3) the performance of the Company’s internal and independent auditors, and (4) the qualifications and independence of the Company’s independent auditor.

COMMITTEE COMPOSITION

The Committee shall have a minimum of three directors appointed by the Board. Membership is limited to independent directors. Additional members of the Committee may be appointed at any time by action of the Board. Members of the Committee may be removed at any time with or without cause by action of the Board. The Board of Directors will determine “independence” under the current standards of the Securities and Exchange Commission and NASDAQ Rule 4200(A)(15).

AUTHORITY

The Committee shall have the full and exclusive authority to take any actions necessary to discharge its duties under this Charter. The Committee may take any actions consistent with this Charter, the Company’s by-laws and Articles of Incorporation as the Committee or the Board deems necessary or appropriate.

The Committee shall have the independent authority to retain legal, accounting or other consultants to advise the Committee. The Company shall provide appropriate funding, as determined by the Committee, for compensating any advisors retained independently by the Committee.

The Committee may not delegate any of its responsibilities to the Company’s management.

OVERSIGHT OF THE INDEPENDENT AUDITOR

The Committee shall:

1. Be directly responsible for approval of the compensation and oversight of the Company’s outside auditor (including resolution of disagreements between management, the outside auditor and the internal audit department regarding financial reporting or internal controls) for the purpose of preparing or issuing an audit report or related work. The Company’s outside auditor shall report directly to the Committee and shall have direct access to the Committee as desired.

i

2. Ensure that the Company’s outside auditor is and remains independent under all applicable rules and regulations.

3. Pre-approve audit services and permitted non-audit services to be performed by the Company’s outside auditor. The Committee may establish pre-approval policies and procedures. In the event the Committee pre-approves non-audit services by the Company’s independent auditor, or establishes pre-approval policies and procedures, it shall notify the Board immediately.

4. Report to the Board in time for inclusion in the annual proxy statement all categories of audit fees required under SEC rules, including audit fees, audit-related fees, tax fees and all other fees.

5. Have periodic (but not less frequently than annual) meetings with the outside auditor without the presence of management and review all substantive communications between the outside auditors and management regarding the Company’s financial reporting, internal controls or other audit related matters.

OVERSIGHT OF THE INTERNAL AUDIT FUNCTION

The Committee shall:

1. Provide oversight of the Company’s internal audit function (including resolution of disagreements between management, the independent auditor and the internal audit function regarding financial reporting or internal controls). The internal audit function reports to the Committee and shall have direct access to the Committee as desired.

2. Review with management the appointment, retention and replacement of the senior internal auditing executive or the outsourced internal auditing firm.

3. Review any significant reports to management prepared by the Company’s internal auditors and management’s responses.

OVERSIGHT OF FINANCIAL MATTERS AND REGULATORY COMPLIANCE

The Committee shall:

1. Assist the Board to monitor management in the development of and adherence to a sound system of internal controls and procedures to objectively assess management’s compliance with internal controls systems and processes.

2. Provide reasonable assurance that outside auditors, through their own review, objectively assess the company’s financial reporting practices.

3. Make regular reports to the Board addressing the quality and integrity of the Company’s financial reporting processes, internal controls, adherence to accounting principles, regulatory compliance, the performance and independence of the independent auditors, and the performance of the Company’s internal audit function. Assure that subsidiary bank Presidents receive reports concerning significant internal audit concerns affecting the bank.

4. Approve the “audit committee report” required by the rules of the SEC to be included in the Company’s annual proxy statement.

5. Review with the Company’s counsel any legal matter that could have a significant impact on the preparation and accuracy of the Company’s financial statements.

6. Before the filing of financial statements with the Commission direct the outside auditor to report to the Committee, the Company’s CEO and CFO: (1) all critical accounting policies and practices used by the Company, (2) all alternative accounting treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm, (3) other material written communications between the outside auditor and management, and (4) any matters of concern to the outside auditor with respect to the Company’s internal controls, disclosure controls and procedures, accounting policies and practices or financial reporting.

7. Review the Company’s annual audited financial statements with management and the outside auditor to examine the effectiveness of the Company’s accounting and auditing principles and practices, disclosure controls and procedures, internal controls and disclosures made in management’s discussion and analysis. Recommend to the Board whether the audited financial statements should be included in the Company’s annual reports. Review the Company’s quarterly financial statements with management.

8. Review with the outside auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should address:

a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities, access to required information or disagreements with management.

b. Any changes required in the planned scope of the internal audit.

c. The internal audit department responsibilities, budget and staffing.

9. Review the reports of the CEO and CFO (in connection with their required certifications) regarding any significant deficiencies or material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the company’s internal controls.

10. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters.

MANAGING THE AUDIT COMMITTEE

The Committee shall:

1. Review and reassess the adequacy of this Audit Committee Charter (the “Charter”) annually and recommend any proposed changes to the Board for approval. The Charter will be included as an appendix to the annual stockholders’ meeting proxy statement once every three years or in the next annual stockholders’ meeting proxy statement after any significant amendment to the Charter.

2. Review and assess annually the efficiency and effectiveness of the Audit Committee’s performance.

MEETINGS

The Audit Committee shall meet at least quarterly, but as frequently as circumstances may require. Meetings of the Audit Committee may be held with or without notice at such time and place as may be designated from time to time in by the Committee (“Regular Meeting”). Meetings which are not Regular Meetings of the Committee may be called from time to time by the Committee chairman, if any, or by request from any Committee member and notice thereof shall be given to all members. Notice of meetings shall be provided in accordance with the applicable sections of the Company’s by-laws.

In addition, the Committee shall meet periodically with management, the senior internal auditing executive or outsourced internal audit company and the outside auditor in separate executive sessions.

ADMINISTRATION

The Committee shall keep regular minutes of its proceedings and make reports to the Board upon request or as required. Unless the Board otherwise provides, the Committee may make, alter and repeal rules for the conduct of its business not inconsistent with the Company’s by-laws. In the absence of such rules the Committee shall conduct its business in the same manner as the Board conducts its business pursuant to the Company’s by-laws.

All Committee members are expected to allocate sufficient time in their schedules to fulfill their fiduciary duties to the Company. All Committee members are expected to participate in the committee meetings regularly, and in no event in fewer than 75% of such meetings annually. They are expected to be prepared for each meeting, by reviewing relevant materials, seeking such additional information and assistance as they determine to be helpful and adequately informing themselves of matters under the Committee’s consideration and otherwise to participate actively in the Committee’s deliberations.

The Committee shall not act through subcommittees but may appoint subcommittees to study and report to it on any matter.

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	MAINSTREET BANKSHARES, INC.

				For	With- hold	For All Except

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The shareholder signing this proxy card appoints Brenda H. Smith and Judy H. McNeely, or either of them acting in the absence of the other, as proxyholders, each with the power to appoint her substitute, and authorizes them to represent and to vote, as designated below, all of the shares of the common stock, no par value, of MainStreet BankShares, Inc. that the shareholder holds of record on February 26, 2009, at the Annual Meeting of Shareholders of MainStreet BankShares, Inc. to be held on May 7, 2009, and at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE MATTERS HEREON AND AUTHORIZE DISCRETIONARY VOTING ON OTHER BUSINESS.

		1.	Election of Class B Directors: (except as marked to the contrary below):	☐	☐	☐

NOMINEES:

Joseph F. Clark, C. Laine Dalton and Joel R. Shepherd

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

        The proxyholders, in their discretion, will vote upon such other business as may properly come before the meeting.

        I/We hereby acknowledge the receipt, prior to the signing of this Proxy, of a Notice of Annual Meeting of Shareholders of MainStreet BankShares, Inc. called for May 7, 2009, an attached Proxy Statement for the Annual Meeting, a 2008 Annual Report, and Form 10-K.

        THIS PROXY, WHEN PROPERLY SIGNED BY YOU, WILL BE VOTED IN THE MANNER YOU DIRECT ON THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, AND IN THE DISCRETION OF THE PROXYHOLDERS NAMED IN THIS PROXY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT.

Please be sure to date and sign this proxy card in the box below.	Date	THIS PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

Sign above

Detach above card, sign, date and mail in postage paid envelope provided.

MAINSTREET BANKSHARES, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears above and print the date on which you sign the proxy in the spaces provided above. When signing as attorney, trustee, administrator, executive or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. For joint accounts, each owner must sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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